SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) : July 18, 2006

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)

              Nevada                                       90-0045023
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   (State or other jurisdiction of             (IRS Employer Identification No.)
   incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
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                            (Issuer telephone number)

                                       N/A
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                            (Former Name and Address)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

TELIZON, INC. AND 1500536 ONTARIO INC ("ONE BILL") ACQUISITION

      On June 30, 2005, Teleplus Connect Corp. ("TelePlus Connect"), a subsidiary of TelePlus Enterprises, Inc. ("TelePlus"), purchased 100% of the issued and outstanding shares of Telizon, Inc. ("Telizon"), an Ontario Company. Simultaneously to the Telizon acquisition Teleplus Connect purchased 100% of the issued and outstanding shares of 1500536 Ontario, Inc. ("One Bill"), an Ontario Company. As part of these Agreements, the Company was to make a ballon payment of $2,400,000 CDN on July 1, 2006. The Company and the sellers have agreed to restructure such payment as follows:

      o     a principal amount of $300,000 paid on July 11, 2006;

      o the balance in the amount of $1,800,000 shall be paid on or before August 1, 2006; and

      o a further principal payment of $300,000, shall be payable to the Creditors in six (6) equal consecutive monthly principal installments of $50,000 each commencing August 1, 2006.

The Company is currently evaluating funding options to make the payment required on August 1, 2006.


ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Foreberance Agreement

10.2 Montoring Agreement


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

July 18, 2006                           /s/  Marius  Silvasan
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                                        Marius Silvasan
                                        Chief Executive Officer


July 18, 2006                           /s/  Robert Krebs
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                                        Robert Krebs
                                        Chief Financial Officer


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July 18, 2006                           /s/  Tom Davis
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                                        Tom Davis
                                        Chief Operating Officer


July 18, 2006                           /s/  Kelly McLaren
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                                        Kelly McLaren
                                        President


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